                                                                   EXHIBIT 99.1

                                                                  PRESS RELEASE

                     SOUTHWEST BANCORPORATION OF TEXAS, INC.
                   REPORTS A 5% INCREASE IN EARNINGS PER SHARE

               TOTAL ASSETS, LOANS AND DEPOSITS AT HISTORIC HIGHS

         HOUSTON, TEXAS - July 21, 2003 - Southwest Bancorporation of Texas, Inc. (NASDAQ: SWBT), the largest independent bank holding company based in Houston, today reported net income of $16.0 million, or $0.46 per diluted common share, for the three months ended June 30, 2003, compared to $15.2 million, or $0.44 per diluted common share, for the same period in 2002, an increase of 5 percent in both absolute and per share terms. For the six months ended June 30, 2003, the Company reported net income of $31.0 million, or $0.90 per diluted common share, compared to $28.7 million, or $0.84 per diluted common share, for the same period in 2002, an increase of 8 percent and 7 percent, respectively.

         "Our core growth showed continued steady progress during the second quarter," said Paul Murphy, president and CEO of Southwest Bank of Texas. "From a year earlier, total loans increased 17 percent, deposits increased 16 percent and assets were up 20 percent. The investments we have made in people, technology and products are producing results. We will continue to make these types of investments because they will move this franchise forward in the future."
         He added: "I could not be more proud of our 200 calling officers who continue to bring in business that supports the foundation of success for Southwest Bank of Texas. The Bank's record of consistently growing loans for 26 consecutive quarters is outstanding. In addition, treasury management experienced its second strongest sales month ever in June, with significant wins in the Texas Medical Center, including St. Luke's Episcopal Hospital."

         The Company's previously announced merger with Maxim Financial Holdings, Inc., the parent company of MaximBank, closed on July 1, 2003. The $63 million cash transaction is expected to be accretive in the first year. The operational merger is expected to be completed in the third quarter of this year.

         "We already are seeing the expected synergies of two successful franchises coming together," said Murphy. "For example, MaximBank's relationships and locations, combined with Southwest Bank of Texas' technology and expertise, won the depository contracts of the two largest school districts in northern Galveston County. We are encouraged by this early success and look forward to growing our business further in Galveston County."

                               NET INTEREST INCOME

         For the three months ended June 30, 2003, the net interest margin remained relatively stable at 4.09 percent, compared to 4.11 percent for the previous quarter.

         Net interest income for the three months ended June 30, 2003 was $47.2 million, an increase of $2.1 million, or 5 percent, from $45.1 million for the quarter ended March 31, 2003. The increase is primarily attributable to growth in average interest-earning assets and to a decrease in rates paid on interest-bearing liabilities. Average interest-earning assets, primarily loans and securities, increased $172.3 million, or 4 percent, for the quarter ended June 30, 2003 when compared to the previous quarter. This increase in interest-earning assets contributed $1.9 million to net interest income and more than offset the effect of lower yields on net interest income for the quarter. Lower funding costs had a $937,000 favorable impact on net interest income for the quarter. The average cost of funds with demand accounts was 1.01 percent for the quarter ended June 30, 2003, a decrease of 9 basis points from 1.10 percent for the previous quarter.

         Yields on loans increased slightly to 5.70 percent for the quarter ended June 30, 2003, compared to 5.68 percent for the previous quarter. "In light of the current rate environment, our lenders have done a good job pricing their loans," said Murphy. "We continue to increase the spread relative to index rates on our commercial loan portfolio. At quarter end, we had interest rate floors on one-fourth of our loans outstanding."

                               NONINTEREST INCOME

         Noninterest income for the second quarter of 2003 was $20.1 million, compared to $17.7 million for the same period in 2002, an increase of $2.4 million, or 14 percent.

          "Noninterest income as a percent of total income continues to grow, with noninterest income accounting for 30 percent of total income for the quarter," said Murphy. "This compares with 28 percent for the same period last year. For example, when compared to the same period last year, treasury management fee income increased 13 percent and noninterest income from retail operations increased 9 percent."

         The increase in noninterest income is primarily attributable to an increase in service charges on deposit accounts of $923,000, or 10 percent, over the same period last year, and gains on the sale of investment securities of $1.1 million in the second quarter of 2003. The gains on the sale of investment securities was partially offset by the excess of mortgage servicing rights (MSR) amortization over servicing fee income and a downward revaluation of the MSR asset of $234,000.

         Other fee income was $2.9 million for the three months ended June 30, 2003, a decrease of $203,000, or 7 percent, when compared to the same period last year. This decrease is attributable to the increased amortization of the MSR asset caused by high prepayment rates in the portfolio of loans serviced for others. At June 30, 2003, the Bank's MSR asset has a carrying value of $6.7 million, representing 69 basis points of the portfolio serviced.

                              NONINTEREST EXPENSES

         Noninterest expenses were $41.2 million for the quarter ended June 30, 2003, an increase of $3.9 million, or 11 percent, from the second quarter of 2002. This increase is primarily attributable to continued investment in experienced personnel to meet our corporate objectives. In addition, occupancy expenses increased $1.3 million, or 22 percent, to $6.9 million for the three months ended June 30, 2003 when compared to the same period last year. This increase is primarily attributable to costs that support the Company's growth, such as an increase in depreciation expense of $592,000 and an increase in building maintenance and utilities of $379,000 resulting from the purchase of the downtown operations center.

                                  ASSET QUALITY

         Nonperforming assets decreased to $22.3 million, or 0.68 percent of loans and other real estate, at June 30, 2003 from $23.1 million, or 0.73 percent of loans and other real estate, at March 31, 2003. Net charge-offs were $2.8 million, or 0.35 percent of average loans, for the quarter ended June 30, 2003, compared to $1.2 million, or 0.15 percent of average loans, for the quarter ended March 31, 2003. For the first six months of 2003, net charge-offs were $4.0 million, or 0.25 percent of average loans, compared to $4.1 million, or 0.30 percent of average loans, for the same period last year. "We believe the Bank's asset quality continues to compare favorably with industry averages," said Murphy.

              TOTAL LOANS, INVESTMENTS, ASSETS, DEPOSITS AND EQUITY

         Total loans were $3.37 billion at June 30, 2003, an increase of $485.7 million, or 17 percent, from $2.88 billion at June 30, 2002, and a record level for the Company. Investment securities were $1.30 billion at June 30, 2003, an increase of $140.6 million, or 12 percent, from $1.16 billion at June 30, 2002. Total assets were $5.44 billion at June 30, 2003, an increase $893.6 million, or 20 percent, from $4.55 billion at June 30, 2002. Deposits totaled $4.14 billion, an increase of $556.0 million, or 16 percent, from $3.58 billion at June 30, 2002. Total shareholders' equity increased 17 percent to $479.9 million at June 30, 2003, compared to $410.5 million at June 30, 2002.

Consolidated financial information and supplemental unaudited data schedules follow. Exhibits I and II provide additional information on the net interest margin, including average balances and average rates for both assets and liabilities for the periods presented. Exhibit III presents nine quarters of comparative data. This information is available in the investor relations section of the Bank's website at www.swbanktx.com.

A conference call to discuss second quarter earnings will be Tuesday, July 22, 2003 at 10:30 CST. The call is available at http://www.firstcallevents.com/service/ajwz383819539gf12.html or by dialing 1-800-565-7630 and referencing "Southwest Bancorporation of Texas, Inc. Second Quarter Earnings Call." The webcast will be archived for 90 days at http://www.firstcallevents.com/service/ajwz383819539gf12.html. A phone archive can be accessed by calling 1-888-266-2081 and entering 190647 as the personal identification number.

Southwest Bancorporation of Texas, Inc., the parent company of Southwest Bank of Texas N.A. is the largest independent bank holding company headquartered in Houston, Texas. The Company focuses on commercial lending, treasury management and investment services for businesses in the southwest, private financial management and trust services for families and individuals, and retail and mortgage banking services. The Company, with $5.44 billion in assets, has 42 full-service branches located throughout the Houston metropolitan area and a loan production office in Dallas.

Certain of the matters discussed in this press release may constitute forward-looking statements for the purposes of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, and as such may involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of Southwest Bancorporation of Texas, Inc. (the "Company") to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. The words "expect," "anticipated," "intend," "plan," "believe," "seek," "estimate," and similar expressions are intended to identify such forward-looking statements. The Company's actual results may differ materially from the results anticipated in these forward-looking statements due to a variety of factors, including, without limitation: (a) the effects of future economic conditions on the Company and its customers; (b) governmental monetary and fiscal policies, as well as legislative and regulatory changes; (c) the risks of changes in interest rates on the level and composition of deposits, loan demand, and the values of loan collateral, securities and interest rate protection agreements, as well as interest rate risks; (d) the effects of competition from other commercial banks, thrifts, mortgage banking firms, consumer finance companies, credit unions, securities brokerage firms, insurance companies, money market and other mutual funds and other financial institutions operating in the Company's market area and elsewhere, including institutions operating locally, regionally, nationally and internationally, together with such competitors offering banking products and services by mail, telephone, computer and the internet; and (e) the failure of assumptions underlying the establishment of reserves for loan losses and estimations of values of collateral and various financial assets and liabilities. All written or oral forward-looking statements are expressly qualified in their entirety by these cautionary statements.

Contacts:

Randy Meyer, EVP & CFO
713-235-8832
rmeyer@swbanktx.com

Sarah Peterson, SVP Investor Relations & Corporate Communications
713-232-1115
speterson@swbanktx.com

SOUTHWEST BANCORPORATION OF TEXAS, INC.
CONSOLIDATED FINANCIAL INFORMATION (UNAUDITED)


                                                                                2Q-03               2Q-02           % CHANGE
                                                                            ------------         ------------      ------------
BALANCE SHEET AVERAGES                                                              (in 000's except per share data)
     Loans held for investment                                              $  3,218,818         $  2,765,257            16.4%
     Loans held for sale                                                          86,001               76,361            12.6%
     Investment securities                                                     1,222,798            1,089,573            12.2%
     Securities purchased under resale agreements                                 30,000               10,330           190.4%
     Fed funds sold and other interest-earning assets                             66,204               37,341            77.3%
                                                                            ------------         ------------
       TOTAL INTEREST-EARNING ASSETS                                           4,623,821            3,978,862            16.2%
                                                                            ------------         ------------
     Allowance for loan losses                                                   (39,930)             (33,142)           20.5%
     Cash and due from banks                                                     233,126              171,550            35.9%
     Other assets                                                                293,175              252,869            15.9%
                                                                            ------------         ------------
       TOTAL ASSETS                                                         $  5,110,192         $  4,370,139            16.9%
                                                                            ============         ============
     Noninterest-bearing deposits                                           $  1,208,477         $    954,006            26.7%
     Interest-bearing demand deposits                                             35,451               32,735             8.3%
     Savings deposits                                                          1,775,535            1,460,482            21.6%
     Time deposits                                                               964,980              929,548             3.8%
                                                                            ------------         ------------
       Total deposits                                                          3,984,443            3,376,771            18.0%
     Repurchase agreements and other borrowed funds                              627,729              575,363             9.1%
     Other liabilities                                                            27,349               26,167             4.5%
     Minority interest in consolidated subsidiary                                     --                1,393          -100.0%
     Shareholders' equity                                                        470,671              390,445            20.5%
                                                                            ------------         ------------
       TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                           $  5,110,192         $  4,370,139            16.9%
                                                                            ============         ============
INCOME STATEMENT DATA
     Interest and fees on loans                                             $     46,988         $     44,767             5.0%
     Interest on securities                                                       11,489               14,629           -21.5%
     Interest on fed funds sold and other interest-earning assets                    284                  186            52.7%
                                                                            ------------         ------------
       TOTAL INTEREST INCOME                                                      58,761               59,582            -1.4%
                                                                            ------------         ------------
     Interest on deposits                                                          9,535               12,174           -21.7%
     Interest on borrowings                                                        2,050                2,503           -18.1%
                                                                            ------------         ------------
       TOTAL INTEREST EXPENSE                                                     11,585               14,677           -21.1%
                                                                            ------------         ------------
       NET INTEREST INCOME                                                        47,176               44,905             5.1%
     Provision for loan losses                                                     3,000                3,250            -7.7%
                                                                            ------------         ------------
       NET INTEREST INCOME AFTER PROVISION                                        44,176               41,655             6.1%
                                                                            ------------         ------------
     Service charges on deposit accounts                                          10,389                9,466             9.8%
     Investment services                                                           2,430                2,395             1.5%
     Other fee income                                                              2,886                3,089            -6.6%
     Other operating income                                                        3,259                2,724            19.6%
     Gain on sales of securities, net                                              1,115                    1        111400.0%
                                                                            ------------         ------------
       TOTAL NONINTEREST INCOME                                                   20,079               17,675            13.6%
                                                                            ------------         ------------
     Salaries and benefits                                                        24,076               21,487            12.0%
     Occupancy expenses                                                            6,885                5,631            22.3%
     Other expenses                                                               10,202               10,109             0.9%
     Minority interest                                                                --                   24          -100.0%
                                                                            ------------         ------------
       TOTAL NONINTEREST EXPENSES                                                 41,163               37,251            10.5%
                                                                            ------------         ------------
       INCOME BEFORE INCOME TAXES                                                 23,092               22,079             4.6%
     Provision for income taxes                                                    7,129                6,897             3.4%
                                                                            ------------         ------------

       NET INCOME                                                           $     15,963         $     15,182             5.1%
                                                                            ============         ============
       BASIC EARNINGS PER COMMON SHARE                                      $       0.47         $       0.46             2.2%
                                                                            ============         ============
       DILUTED EARNINGS PER COMMON SHARE                                    $       0.46         $       0.44             4.6%
                                                                            ============         ============

       PERIOD END # OF SHARES OUTSTANDING                                         34,060               33,632             1.3%
       WEIGHTED AVG # OF SHARES OUTSTANDING (INCL CSE'S)                          34,729               34,412             0.9%



                                                                                YTD 03              YTD 02          % CHANGE
                                                                             ------------         ------------     -----------
BALANCE SHEET AVERAGES                                                                 (in 000's except per share data)
     Loans held for investment                                               $  3,173,978         $  2,730,099           16.3%
     Loans held for sale                                                           89,842               77,683           15.7%
     Investment securities                                                      1,190,491            1,081,950           10.0%
     Securities purchased under resale agreements                                  24,033               15,680           53.3%
     Fed funds sold and other interest-earning assets                              59,796               30,970           93.1%
                                                                             ------------         ------------
       TOTAL INTEREST-EARNING ASSETS                                            4,538,140            3,936,382           15.3%
                                                                             ------------         ------------
     Allowance for loan losses                                                    (39,078)             (32,824)          19.1%
     Cash and due from banks                                                      265,939              198,456           34.0%
     Other assets                                                                 292,551              255,418           14.5%
                                                                             ------------         ------------
       TOTAL ASSETS                                                          $  5,057,552         $  4,357,432           16.1%
                                                                             ============         ============

     Noninterest-bearing deposits                                            $  1,190,533         $    929,278           28.1%
     Interest-bearing demand deposits                                              35,250               33,515            5.2%
     Savings deposits                                                           1,737,238            1,456,824           19.2%
     Time deposits                                                                965,123              923,749            4.5%
                                                                             ------------         ------------
       Total deposits                                                           3,928,144            3,343,366           17.5%
     Repurchase agreements and other borrowed funds                               633,512              607,675            4.3%
     Other liabilities                                                             33,799               23,860           41.7%
     Minority interest in consolidated subsidiary                                      --                1,405         -100.0%
     Shareholders' equity                                                         462,097              381,126           21.2%
                                                                             ------------         ------------
       TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                            $  5,057,552         $  4,357,432           16.1%
                                                                             ============         ============

INCOME STATEMENT DATA
     Interest and fees on loans                                              $     92,143         $     88,149            4.5%
     Interest on securities                                                        23,440               29,008          -19.2%
     Interest on fed funds sold and other interest-earning assets                     491                  377           30.2%
                                                                             ------------         ------------
       TOTAL INTEREST INCOME                                                      116,074              117,534           -1.2%
                                                                             ------------         ------------
     Interest on deposits                                                          19,641               24,867          -21.0%
     Interest on borrowings                                                         4,176                5,300          -21.2%
                                                                             ------------         ------------
       TOTAL INTEREST EXPENSE                                                      23,817               30,167          -21.0%
                                                                             ------------         ------------
       NET INTEREST INCOME                                                         92,257               87,367            5.6%
     Provision for loan losses                                                      6,000                5,750            4.3%
                                                                             ------------         ------------
       NET INTEREST INCOME AFTER PROVISION                                         86,257               81,617            5.7%
                                                                             ------------         ------------
     Service charges on deposit accounts                                           20,915               18,159           15.2%
     Investment services                                                            4,725                4,812           -1.8%
     Other fee income                                                               5,624                5,969           -5.8%
     Other operating income                                                         6,917                4,928           40.4%
     Gain on sales of securities, net                                               1,150                    2        57400.0%
                                                                             ------------         ------------
       TOTAL NONINTEREST INCOME                                                    39,331               33,870           16.1%
                                                                             ------------         ------------
     Salaries and benefits                                                         47,902               42,460           12.8%
     Occupancy expenses                                                            13,384               11,116           20.4%
     Other expenses                                                                19,388               19,850           -2.3%
     Minority interest                                                                 --                   49         -100.0%
                                                                             ------------         ------------
       TOTAL NONINTEREST EXPENSES                                                  80,674               73,475            9.8%
                                                                             ------------         ------------
       INCOME BEFORE INCOME TAXES                                                  44,914               42,012            6.9%
     Provision for income taxes                                                    13,877               13,285            4.5%
                                                                             ------------         ------------

       NET INCOME                                                            $     31,037         $     28,727            8.0%
                                                                             ============         ============
       BASIC EARNINGS PER COMMON SHARE                                       $       0.92         $       0.87            5.8%
                                                                             ============         ============
       DILUTED EARNINGS PER COMMON SHARE                                     $       0.90         $       0.84            7.1%
                                                                             ============         ============

       PERIOD END # OF SHARES OUTSTANDING                                          34,060               33,632            1.3%
       WEIGHTED AVG # OF SHARES OUTSTANDING (INCL CSE'S)                           34,640               34,248            1.1%

                                                                        2Q-03               2Q-02         % CHANGE
                                                                     ------------       ------------     ----------
NONPERFORMING ASSETS                                                         (in 000's except per share data)
     Nonaccrual loans                                                $     14,609       $     11,725          24.6%
     Accruing loans 90 or more days past due                                4,308              1,536         180.5%
     ORE and OLRA                                                           3,398                818         315.4%
                                                                     ------------      ------------
       Total nonperforming assets                                    $     22,315       $     14,079          58.5%
                                                                     ============      =============

CHANGES IN ALLOWANCE FOR LOAN LOSSES
     Allowance for loan losses - beginning of period                 $     38,508       $     32,508          18.5%
     Provision for loan losses                                              3,000              3,250          -7.7%
     Charge-offs                                                           (3,054)            (3,002)          1.7%
     Recoveries                                                               269                269           0.0%
                                                                     ------------      -------------
     Allowance for loan losses - end of period                       $     38,723       $     33,025          17.3%
                                                                     ============      =============

RATIOS
     Return on average assets                                                1.25%              1.39%
     Return on average common shareholders' equity                          13.60%             15.60%
     Leverage ratio                                                          9.06%              9.03%
     Yield on interest-earning assets                                        5.10%              6.01%
     Cost of funds with demand accounts                                      1.01%              1.49%
     Net interest margin                                                     4.09%              4.53%
     Efficiency ratio                                                       62.24%             59.53%
     Demand deposits to total deposits                                      30.33%             28.25%
     Noninterest income to total income                                     29.86%             28.24%
     Noninterest expense to average interest-earning assets                  3.57%              3.76%
     Nonperforming assets to loans and other real estate                     0.68%              0.50%
     Net charge-offs to average loans                                        0.35%              0.40%
     Allowance for loan losses to total loans                                1.18%              1.17%
     Allowance for loan losses to nonperforming loans                      204.70%            249.04%

COMMON STOCK PERFORMANCE
     Market value of stock - Close                                   $     32.510      $      36.220
     Market value of stock - High                                    $     35.950      $      36.730
     Market value of stock - Low                                     $     29.650      $      30.680
     Book value of stock                                             $      14.09      $       12.21
     Market/book value of stock                                               231%               297%
     Price/12 month trailing earnings ratio                                    18                 22

OTHER DATA
     EOP Employees  - full time equivalent                                  1,556              1,391          11.9%

PERIOD END BALANCES                                                                  ($ in 000's )
     Loans held for investment                                       $  3,277,684       $  2,813,133          16.5%
     Loans held for sale                                                   91,757             70,577          30.0%
     Investment securities                                              1,303,613          1,162,966          12.1%
     Securities purchased under resale agreements                          30,000             20,000          50.0%
     Fed funds sold and other interest-earning assets                     244,117             75,404         223.7%
                                                                     ------------      -------------
       TOTAL INTEREST-EARNING ASSETS                                    4,947,171          4,142,080          19.4%
                                                                     ------------      -------------
     Allowance for loan losses                                            (38,723)           (33,025)         17.3%
     Cash and due from banks                                              270,711            182,352          48.5%
     Other assets                                                         262,973            257,120           2.3%
                                                                     ------------      -------------
       TOTAL ASSETS                                                  $  5,442,132       $  4,548,527          19.6%
                                                                     ============      =============

     Noninterest-bearing demand deposits                             $  1,343,749       $  1,042,127          28.9%
     Interest-bearing demand deposits                                      31,479             29,806           5.6%
     Savings deposits                                                   1,766,818          1,526,331          15.8%
     Time deposits                                                        997,407            985,218           1.2%
                                                                     ------------      -------------
       Total deposits                                                   4,139,453          3,583,482          15.5%
     Repurchase agreements and other borrowed funds                       789,993            531,468          48.6%
     Other liabilities                                                     32,770             21,609          51.6%
     Minority interest in consolidated subsidiary                              --              1,461        -100.0%
     Shareholders' equity                                                 479,916            410,507          16.9%
                                                                     ------------      -------------
       TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                    $  5,442,132       $  4,548,527          19.6%
                                                                     ============      =============


                                                                         YTD 03             YTD 02           % CHANGE
                                                                     ------------       ------------      ------------
NONPERFORMING ASSETS                                                         (in 000's except per share data)
     Nonaccrual loans
     Accruing loans 90 or more days past due
     ORE and OLRA

       Total nonperforming assets


CHANGES IN ALLOWANCE FOR LOAN LOSSES
     Allowance for loan losses - beginning of period                      36,696       $     31,390              16.9%
     Provision for loan losses                                             6,000              5,750               4.3%
     Charge-offs                                                          (4,373)            (4,467)             -2.1%
     Recoveries                                                              400                352              13.6%
                                                                     -----------       ------------
     Allowance for loan losses - end of period                       $    38,723       $     33,025              17.3%
                                                                     ===========       ============

RATIOS
     Return on average assets                                               1.24%              1.33%
     Return on average common shareholders' equity                         13.54%             15.20%
     Leverage ratio
     Yield on interest-earning assets                                       5.16%              6.02%
     Cost of funds with demand accounts                                     1.05%              1.54%
     Net interest margin                                                    4.10%              4.48%
     Efficiency ratio                                                      61.85%             60.61%
     Demand deposits to total deposits                                     30.31%             27.79%
     Noninterest income to total income                                    29.89%             27.94%
     Noninterest expense to average interest-earning assets                 3.58%              3.76%
     Nonperforming assets to loans and other real estate
     Net charge-offs to average loans                                       0.25%              0.30%
     Allowance for loan losses to total loans
     Allowance for loan losses to nonperforming loans

COMMON STOCK PERFORMANCE
     Market value of stock - Close                                   $    32.510       $     36.220
     Market value of stock - High                                    $    35.950       $     36.730
     Market value of stock - Low                                     $    29.650       $     26.750
     Book value of stock
     Market/book value of stock
     Price/12 month trailing earnings ratio

OTHER DATA
     EOP Employees  - full time equivalent

PERIOD END BALANCES
     Loans held for investment
     Loans held for sale
     Investment securities
     Securities purchased under resale agreements
     Fed funds sold and other interest-earning assets

       TOTAL INTEREST-EARNING ASSETS

     Allowance for loan losses
     Cash and due from banks
     Other assets

       TOTAL ASSETS


     Noninterest-bearing demand deposits
     Interest-bearing demand deposits
     Savings deposits
     Time deposits

       Total deposits
     Repurchase agreements and other borrowed funds
     Other liabilities
     Minority interest in consolidated subsidiary
     Shareholders' equity

       TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY


EXHIBIT I


                                   RATE VOLUME
                             3 MONTHS ENDED ANALYSIS
                                   (unaudited)


                                                                            Three Months Ended
                                                                               June 30, 2003
                                                             ------------------------------------------------
                                                               Average            Interest          Average
                                                             Outstanding          Earned/           Yield/
                                                               Balance              Paid             Rate
                                                             ------------      ------------      ------------
                                                                          (Dollars in thousands)

Interest-earning assets:
   Loans                                                     $  3,304,819      $     46,988              5.70%
   Securities                                                   1,222,798            11,489              3.77
   Federal funds sold and other                                    96,204               284              1.18
                                                             ------------      ------------      ------------
       Total interest-earning assets                            4,623,821            58,761              5.10%
                                                                               ------------      ------------

Less allowance for loan losses                                    (39,930)
                                                             ------------

Total interest-earning assets, net of allowance                 4,583,891
Noninterest-earning assets                                        526,301
                                                             ------------

       Total assets                                          $  5,110,192
                                                             ============


Interest-bearing liabilities:
   Money market and savings deposits                         $  1,810,986             4,035              0.89%
   Time deposits                                                  964,980             5,500              2.29
   Repurchase agreements and other borrowed funds                 627,729             2,050              1.31
                                                             ------------      ------------      ------------

       Total interest-bearing liabilities                       3,403,695            11,585              1.37%
                                                                               ------------      ------------

Noninterest-bearing liabilities:
   Noninterest-bearing demand deposits                          1,208,477
   Other liabilities                                               27,349
                                                             ------------
       Total liabilities                                        4,639,521
Shareholders' equity                                              470,671
                                                             ------------

       Total liabilities and shareholder's equity            $  5,110,192
                                                             ============

Net interest income                                                            $     47,176
                                                                               ============

Net interest spread                                                                                      3.73%
                                                                                                 ============
Net interest margin                                                                                      4.09%
                                                                                                 ============


                                                                        Three Months Ended
                                                                           June 30, 2002
                                                             --------------------------------------------
                                                                Average       Interest         Average
                                                              Outstanding      Earned/          Yield/
                                                                Balance         Paid            Rate
                                                             ------------    ------------    ------------


Interest-earning assets:
   Loans                                                     $  2,841,618    $     44,767            6.32%
   Securities                                                   1,089,573          14,629            5.39
   Federal funds sold and other                                    47,671             186            1.56
                                                             ------------    ------------    ------------
       Total interest-earning assets                            3,978,862          59,582            6.01%
                                                                             ------------    ------------

Less allowance for loan losses                                    (33,142)
                                                             ------------

Total interest-earning assets, net of allowance                 3,945,720
Noninterest-earning assets                                        424,419
                                                             ------------

       Total assets                                          $  4,370,139
                                                             ============


Interest-bearing liabilities:
   Money market and savings deposits                         $  1,493,217           5,161            1.39%
   Time deposits                                                  929,548           7,013            3.03
   Repurchase agreements and other borrowed funds                 575,363           2,503            1.74
                                                             ------------    ------------    ------------

       Total interest-bearing liabilities                       2,998,128          14,677            1.96%
                                                                             ------------    ------------

Noninterest-bearing liabilities:
   Noninterest-bearing demand deposits                            954,006
   Other liabilities                                               27,560
                                                             ------------
       Total liabilities                                        3,979,694
Shareholders' equity                                              390,445
                                                             ------------

       Total liabilities and shareholder's equity            $  4,370,139
                                                             ============

Net interest income                                                          $     44,905
                                                                             ============

Net interest spread                                                                                  4.05%
                                                                                             ============
Net interest margin                                                                                  4.53%
                                                                                             ============


                                                                     Three Months Ended
                                                                     Q2 2003 vs Q2 2002
                                                          ---------------------------------------
                                                          ---------------------------------------
                                                                  Increase (Decrease)
                                                                          Due to
                                                          ---------------------------------------
                                                            Volume         Rate          Total
                                                          ----------    ----------     ----------
                                                                    (Dollars in thousands)

Interest-earning assets:
Loans                                                     $    7,297    $   (5,076)    $    2,221
Securities                                                     1,789        (4,929)        (3,140)
Federal funds sold and other                                     189           (91)            98
                                                          ----------    ----------     ----------

  Total increase (decrease)  in interest income                9,275       (10,096)          (821)
                                                          ----------    ----------     ----------

Interest-bearing liabilities:
Money market and savings deposits                              1,098        (2,224)        (1,126)
Time deposits                                                    267        (1,780)        (1,513)
Repurchase agreements and borrowed funds                         228          (681)          (453)
                                                          ----------    ----------     ----------

  Total increase  (decrease) in interest expense               1,593        (4,685)        (3,092)
                                                          ----------    ----------     ----------

Increase (decrease) in net interest income                $    7,682    $   (5,411)    $    2,271
                                                          ==========    ==========     ==========

EXHIBIT II

                                   RATE VOLUME
                             LINKED QUARTER ANALYSIS
                                   (unaudited)

                                                                                Three Months Ended
                                                                                   June 30, 2003
                                                              ----------------------------------------------------
                                                                   Average         Interest           Average
                                                                 Outstanding       Earned/             Yield/
                                                                   Balance           Paid               Rate
                                                              -------------      -------------      -------------
                                                                             (Dollars in thousands)

Interest-earning assets:
   Loans                                                      $   3,304,819      $      46,988               5.70%
   Securities                                                     1,222,798             11,489               3.77
   Federal funds sold and other                                      96,204                284               1.18

                                                              -------------      -------------      -------------
       Total interest-earning assets                              4,623,821             58,761               5.10%
                                                                                 -------------      -------------

Less allowance for loan losses                                      (39,930)
                                                              -------------

Total interest-earning assets, net of allowance                   4,583,891
Noninterest-earning assets                                          526,301
                                                              -------------

       Total assets                                           $   5,110,192
                                                              =============


Interest-bearing liabilities:
   Money market and savings deposits                          $   1,810,986              4,035               0.89%
   Time deposits                                                    964,980              5,500               2.29
   Repurchase agreements and other borrowed funds                   627,729              2,050               1.31
                                                              -------------      -------------      -------------

       Total interest-bearing liabilities                         3,403,695             11,585               1.37%
                                                                                 -------------      -------------

Noninterest-bearing liabilities:
   Noninterest-bearing demand deposits                            1,208,477
   Other liabilities                                                 27,349
                                                              -------------
       Total liabilities                                          4,639,521
Shareholders' equity                                                470,671
                                                              -------------

       Total liabilities and shareholder's equity             $   5,110,192
                                                              =============

Net interest income                                                              $      47,176
                                                                                 =============

Net interest spread                                                                                          3.73%
                                                                                                    =============
Net interest margin                                                                                          4.09%
                                                                                                    =============


                                                                            Three Months Ended
                                                                              March 31, 2003
                                                              -----------------------------------------------
                                                                 Average         Interest          Average
                                                               Outstanding        Earned/           Yield/
                                                                 Balance           Paid              Rate
                                                              -------------    -------------    -------------


Interest-earning assets:
   Loans                                                      $   3,222,366    $      45,156             5.68%
   Securities                                                     1,157,825           11,951             4.19
   Federal funds sold and other                                      71,316              206             1.17
                                                              -------------    -------------    -------------
       Total interest-earning assets                              4,451,507           57,313             5.22%
                                                                               -------------    -------------

Less allowance for loan losses                                      (38,216)
                                                              -------------

Total interest-earning assets, net of allowance                   4,413,291
Noninterest-earning assets                                          591,037
                                                              -------------

       Total assets                                           $   5,004,328
                                                              =============


Interest-bearing liabilities:
   Money market and savings deposits                          $   1,733,563            4,292             1.00%
   Time deposits                                                    965,267            5,814             2.44
   Repurchase agreements and other borrowed funds                   639,359            2,126             1.35
                                                              -------------    -------------    -------------

       Total interest-bearing liabilities                         3,338,189           12,232             1.49%
                                                                               -------------    -------------

Noninterest-bearing liabilities:
   Noninterest-bearing demand deposits                            1,172,389
   Other liabilities                                                 40,323
                                                              -------------
       Total liabilities                                          4,550,901
Shareholders' equity                                                453,427
                                                              -------------

       Total liabilities and shareholder's equity             $   5,004,328
                                                              =============

Net interest income                                                            $      45,081
                                                                               =============

Net interest spread                                                                                      3.73%
                                                                                                =============
Net interest margin                                                                                      4.11%
                                                                                                =============



                                                                                Three Months Ended
                                                                                 Q2 2003 vs Q1 2003
                                                               ------------------------------------------------------
                                                                                 Increase (Decrease)
                                                                                      Due to
                                                               ------------------------------------------------------
                                                                 Volume          Rate           Days         Total
                                                               ----------     ----------     ----------    ----------
                                                                                (Dollars in thousands)
Interest-earning assets:
Loans                                                          $    1,168     $      162     $      502    $    1,832
Securities                                                            677         (1,273)           133          (463)
Federal funds sold and other                                           73              3              2            78
                                                               ----------     ----------     ----------    ----------

  Total increase (decrease)  in interest income                     1,918         (1,108)           637         1,447
                                                               ----------     ----------     ----------    ----------

Interest-bearing liabilities:
Money market and savings deposits                                     194           (499)            48          (257)
Time deposits                                                          (2)          (377)            65          (314)
Repurchase agreements and borrowed funds                              (39)           (61)            24           (76)
                                                               ----------     ----------     ----------    ----------

  Total increase  (decrease) in interest expense                      153           (937)           137          (647)
                                                               ----------     ----------     ----------    ----------

Increase (decrease) in net interest income                     $    1,765     $     (171)    $      500    $    2,094
                                                               ==========     ==========     ==========    ==========

                                                                     EXHIBIT III


                     SOUTHWEST BANCORPORATION OF TEXAS, INC.
                 CONSOLIDATED FINANCIAL INFORMATION (UNAUDITED)
                            QUARTERLY TREND ANALYSIS


                                                                  2Q-01         3Q-01         4Q-01         1Q-02         2Q-02
                                                               -----------   -----------   -----------   -----------   -----------
BALANCE SHEET AVERAGES
      Loans held for investment                                $ 2,504,884   $ 2,594,614   $ 2,656,430   $ 2,694,550   $ 2,765,257
      Loans held for sale                                           72,985        82,231        88,498        79,020        76,361
      Investment securities                                        823,346       924,501       993,588     1,074,243     1,089,573
      Securities purchased under resale agreements                  24,523           924        10,957        21,089        10,330
      Fed funds sold and other earning assets                       43,043        49,902        58,719        24,528        37,341
                                                               -----------   -----------   -----------   -----------   -----------
        TOTAL INTEREST-EARNING ASSETS                            3,468,781     3,652,172     3,808,192     3,893,430     3,978,862
                                                               -----------   -----------   -----------   -----------   -----------
      Allowance for loan losses                                    (30,134)      (31,431)      (31,723)      (32,503)      (33,142)
      Cash and due from banks                                      182,470       172,392       187,129       225,660       171,550
      Other assets                                                 248,174       245,570       252,234       258,002       252,869
                                                               -----------   -----------   -----------   -----------   -----------
        TOTAL ASSETS                                           $ 3,869,291   $ 4,038,703   $ 4,215,832   $ 4,344,589   $ 4,370,139
                                                               ===========   ===========   ===========   ===========   ===========

      Noninterest-bearing deposits                             $   794,470   $   841,680   $   910,127   $   904,276   $   954,006
      Interest-bearing demand deposits                              67,820        33,948        33,986        34,303        32,735
      Savings deposits                                           1,362,619     1,475,345     1,486,203     1,453,126     1,460,482
      Time deposits                                                864,802       918,749       927,134       917,885       929,548
                                                               -----------   -----------   -----------   -----------   -----------
        Total deposits                                           3,089,711     3,269,722     3,357,450     3,309,590     3,376,771
      Repurchase agreements and other borrowed funds               420,976       400,818       471,941       640,347       575,363
      Other liabilities                                             33,796        26,841        23,793        21,532        26,167
      Minority interest                                              1,367         1,378         1,432         1,417         1,393
      Shareholders' equity                                         323,441       339,944       361,216       371,703       390,445
                                                               -----------   -----------   -----------   -----------   -----------
        TOTAL LIABILITIES AND EQUITY                           $ 3,869,291   $ 4,038,703   $ 4,215,832   $ 4,344,589   $ 4,370,139
                                                               ===========   ===========   ===========   ===========   ===========

INCOME STATEMENT DATA
      Interest and fees on loans                               $    51,832   $    50,938   $    46,376   $    43,382   $    44,767
      Interest on securities                                        12,841        13,256        13,607        14,379        14,629
      Interest on fed funds sold and other earning assets              754           366           481           191           186
                                                               -----------   -----------   -----------   -----------   -----------
        TOTAL INTEREST INCOME                                       65,427        64,560        60,464        57,952        59,582
                                                               -----------   -----------   -----------   -----------   -----------
      Interest on deposits                                          22,752        20,688        15,871        12,693        12,174
      Interest on borrowings                                         4,156         3,098         2,647         2,797         2,503
                                                               -----------   -----------   -----------   -----------   -----------
        TOTAL INTEREST EXPENSE                                      26,908        23,786        18,518        15,490        14,677
                                                               -----------   -----------   -----------   -----------   -----------
        NET INTEREST INCOME                                         38,519        40,774        41,946        42,462        44,905
      Provision for loan losses                                      1,750         2,000         2,000         2,500         3,250
                                                               -----------   -----------   -----------   -----------   -----------
        NET INTEREST INCOME AFTER PROVISION                         36,769        38,774        39,946        39,962        41,655
                                                               -----------   -----------   -----------   -----------   -----------
      Service charges on deposit accounts                            6,096         7,784         8,089         8,693         9,466
      Investment services                                            1,702         2,046         1,803         2,417         2,395
      Other fee income                                               2,671         2,992         3,084         2,881         3,089
      Other operating income                                         3,553         2,108         2,769         2,203         2,724
      Gain (loss) on sales of securities                                 8             8           (19)            1             1
                                                               -----------   -----------   -----------   -----------   -----------
        TOTAL NONINTEREST INCOME                                    14,030        14,938        15,726        16,195        17,675
                                                               -----------   -----------   -----------   -----------   -----------
      Salaries and benefits                                         19,496        19,466        20,300        20,973        21,487
      Net occupancy expenses                                         5,083         5,624         5,838         5,485         5,631
      Other expenses                                                 7,745         8,528         9,082         9,741        10,109
      Minority interest                                                 17           (38)           15            25            24
                                                               -----------   -----------   -----------   -----------   -----------
        TOTAL NONINTEREST EXPENSES                                  32,341        33,580        35,235        36,224        37,251
                                                               -----------   -----------   -----------   -----------   -----------
        INCOME BEFORE INCOME TAXES                                  18,458        20,132        20,437        19,933        22,079
      Provision for income taxes                                     5,914         6,460         6,451         6,388         6,897
                                                               -----------   -----------   -----------   -----------   -----------
        NET INCOME                                             $    12,544   $    13,672   $    13,986   $    13,545   $    15,182
                                                               ===========   ===========   ===========   ===========   ===========

        BASIC EARNINGS PER COMMON SHARE                        $      0.38   $      0.42   $      0.42   $      0.41   $      0.46
                                                               ===========   ===========   ===========   ===========   ===========
        DILUTED EARNINGS PER COMMON SHARE                      $      0.37   $      0.40   $      0.41   $      0.40   $      0.44
                                                               ===========   ===========   ===========   ===========   ===========
        PERIOD END # OF SHARES OUTSTANDING                          32,865        32,911        32,924        33,004        33,632
        WEIGHTED AVG # OF SHARES OUTSTANDING (INCL CSE'S)           34,037        34,083        33,983        34,081        34,412


                                                                   3Q-02         4Q-02         1Q-03         2Q-03
                                                                -----------   -----------   -----------   -----------
BALANCE SHEET AVERAGES
      Loans held for investment                                 $ 2,855,389   $ 3,034,633   $ 3,128,640   $ 3,218,818
      Loans held for sale                                            72,922        85,766        93,726        86,001
      Investment securities                                       1,192,252     1,198,055     1,157,825     1,222,798
      Securities purchased under resale agreements                   19,999        20,000        18,000        30,000
      Fed funds sold and other earning assets                        26,250        41,967        53,316        66,204
                                                                -----------   -----------   -----------   -----------
        TOTAL INTEREST-EARNING ASSETS                             4,166,812     4,380,421     4,451,507     4,623,821
                                                                -----------   -----------   -----------   -----------
      Allowance for loan losses                                     (34,474)      (36,105)      (38,216)      (39,930)
      Cash and due from banks                                       191,469       226,675       299,117       233,126
      Other assets                                                  283,289       286,067       291,920       293,175
                                                                -----------   -----------   -----------   -----------
        TOTAL ASSETS                                            $ 4,607,096   $ 4,857,058   $ 5,004,328   $ 5,110,192
                                                                ===========   ===========   ===========   ===========

      Noninterest-bearing deposits                              $ 1,016,011   $ 1,099,772   $ 1,172,389   $ 1,208,477
      Interest-bearing demand deposits                               32,006        38,572        35,047        35,451
      Savings deposits                                            1,529,241     1,630,166     1,698,516     1,775,535
      Time deposits                                                 964,091       892,342       965,267       964,980
                                                                -----------   -----------   -----------   -----------
        Total deposits                                            3,541,349     3,660,852     3,871,219     3,984,443
      Repurchase agreements and other borrowed funds                613,791       730,363       639,359       627,729
      Other liabilities                                              25,266        25,695        40,323        27,349
      Minority interest                                               1,472           506            --            --
      Shareholders' equity                                          425,218       439,642       453,427       470,671
                                                                -----------   -----------   -----------   -----------
        TOTAL LIABILITIES AND EQUITY                            $ 4,607,096   $ 4,857,058   $ 5,004,328   $ 5,110,192
                                                                ===========   ===========   ===========   ===========

INCOME STATEMENT DATA
      Interest and fees on loans                                $    45,774   $    46,735   $    45,156   $    46,988
      Interest on securities                                         15,266        12,685        11,951        11,489
      Interest on fed funds sold and other earning assets               191           230           206           284
                                                                -----------   -----------   -----------   -----------
        TOTAL INTEREST INCOME                                        61,231        59,650        57,313        58,761
                                                                -----------   -----------   -----------   -----------
      Interest on deposits                                           12,819        11,276        10,106         9,535
      Interest on borrowings                                          2,671         2,846         2,126         2,050
                                                                -----------   -----------   -----------   -----------
        TOTAL INTEREST EXPENSE                                       15,490        14,122        12,232        11,585
                                                                -----------   -----------   -----------   -----------
        NET INTEREST INCOME                                          45,741        45,528        45,081        47,176
      Provision for loan losses                                       3,000         3,000         3,000         3,000
                                                                -----------   -----------   -----------   -----------
        NET INTEREST INCOME AFTER PROVISION                          42,741        42,528        42,081        44,176
                                                                -----------   -----------   -----------   -----------
      Service charges on deposit accounts                             9,198         9,785        10,527        10,389
      Investment services                                             2,371         2,119         2,295         2,430
      Other fee income                                                  126         3,284         2,738         2,886
      Other operating income                                          3,145         4,758         3,658         3,259
      Gain (loss) on sales of securities                              1,680            55            35         1,115
                                                                -----------   -----------   -----------   -----------
        TOTAL NONINTEREST INCOME                                     16,520        20,001        19,253        20,079
                                                                -----------   -----------   -----------   -----------
      Salaries and benefits                                          22,325        22,777        23,826        24,076
      Net occupancy expenses                                          5,840         7,110         6,500         6,885
      Other expenses                                                  9,949         9,611         9,185        10,202
      Minority interest                                                  30           (39)           --            --
                                                                -----------   -----------   -----------   -----------
        TOTAL NONINTEREST EXPENSES                                   38,144        39,459        39,511        41,163
                                                                -----------   -----------   -----------   -----------
        INCOME BEFORE INCOME TAXES                                   21,117        23,070        21,823        23,092
      Provision for income taxes                                      6,555         7,153         6,748         7,129
                                                                -----------   -----------   -----------   -----------
        NET INCOME                                              $    14,562   $    15,917   $    15,075   $    15,963
                                                                ===========   ===========   ===========   ===========

        BASIC EARNINGS PER COMMON SHARE                         $      0.43   $      0.47   $      0.45   $      0.47
                                                                ===========   ===========   ===========   ===========
        DILUTED EARNINGS PER COMMON SHARE                       $      0.42   $      0.46   $      0.44   $      0.46
                                                                ===========   ===========   ===========   ===========
        PERIOD END # OF SHARES OUTSTANDING                           33,834        33,856        33,893        34,060
        WEIGHTED AVG # OF SHARES OUTSTANDING (INCL CSE'S)            34,726        34,566        34,640        34,729


                                                                 VERSUS PRIOR QUARTER          VERSUS PRIOR YEAR
                                                                $ CHANGE      % CHANGE       $ CHANGE     % CHANGE
                                                               -----------   -----------    -----------  -----------
BALANCE SHEET AVERAGES
      Loans held for investment                                $    90,178           2.9%   $   453,561         16.4%
      Loans held for sale                                           (7,725)         -8.2%         9,640         12.6%
      Investment securities                                         64,973           5.6%       133,225         12.2%
      Securities purchased under resale agreements                  12,000          66.7%        19,670        190.4%
      Fed funds sold and other earning assets                       12,888          24.2%        28,863         77.3%
                                                               -----------                  -----------
        TOTAL INTEREST-EARNING ASSETS                              172,314           3.9%       644,959         16.2%
                                                               -----------                  -----------
      Allowance for loan losses                                     (1,714)          4.5%        (6,788)        20.5%
      Cash and due from banks                                      (65,991)        -22.1%        61,576         35.9%
      Other assets                                                   1,255           0.4%        40,306         15.9%
                                                               -----------                  -----------
        TOTAL ASSETS                                           $   105,864           2.1%   $   740,053         16.9%
                                                               ===========                  ===========

      Noninterest-bearing deposits                             $    36,088           3.1%   $   254,471         26.7%
      Interest-bearing demand deposits                                 404           1.2%         2,716          8.3%
      Savings deposits                                              77,019           4.5%       315,053         21.6%
      Time deposits                                                   (287)          0.0%        35,432          3.8%
                                                               -----------                  -----------
        Total deposits                                             113,224           2.9%       607,672         18.0%
      Repurchase agreements and other borrowed funds               (11,630)         -1.8%        52,366          9.1%
      Other liabilities                                            (12,974)        -32.2%         1,182          4.5%
      Minority interest                                                 --           0.0%        (1,393)      -100.0%
      Shareholders' equity                                          17,244           3.8%        80,226         20.5%
                                                               -----------                  -----------
        TOTAL LIABILITIES AND EQUITY                           $   105,864           2.1%   $   740,053         16.9%
                                                               ===========                  ===========

INCOME STATEMENT DATA
      Interest and fees on loans                               $     1,832           4.1%   $     2,221          5.0%
      Interest on securities                                          (462)         -3.9%        (3,140)       -21.5%
      Interest on fed funds sold and other earning assets               78          37.9%            98         52.7%
                                                               -----------                  -----------
        TOTAL INTEREST INCOME                                        1,448           2.5%          (821)        -1.4%
                                                               -----------                  -----------
      Interest on deposits                                            (571)         -5.7%        (2,639)       -21.7%
      Interest on borrowings                                           (76)         -3.6%          (453)       -18.1%
                                                               -----------                  -----------
        TOTAL INTEREST EXPENSE                                        (647)         -5.3%        (3,092)       -21.1%
                                                               -----------                  -----------
        NET INTEREST INCOME                                          2,095           4.6%         2,271          5.1%
      Provision for loan losses                                         --           0.0%          (250)        -7.7%
                                                               -----------                  -----------
        NET INTEREST INCOME AFTER PROVISION                          2,095           5.0%         2,521          6.1%
                                                               -----------                  -----------
      Service charges on deposit accounts                             (138)         -1.3%           923          9.8%
      Investment services                                              135           5.9%            35          1.5%
      Other fee income                                                 148           5.4%          (203)        -6.6%
      Other operating income                                          (399)        -10.9%           535         19.6%
      Gain (loss) on sales of securities                             1,080        3085.7%         1,114     111400.0%
                                                               -----------                  -----------
        TOTAL NONINTEREST INCOME                                       826           4.3%         2,404         13.6%
                                                               -----------                  -----------
      Salaries and benefits                                            250           1.0%         2,589         12.0%
      Net occupancy expenses                                           385           5.9%         1,254         22.3%
      Other expenses                                                 1,017          11.1%            93          0.9%
      Minority interest                                                 --           0.0%           (24)      -100.0%
                                                               -----------                  -----------
        TOTAL NONINTEREST EXPENSES                                   1,652           4.2%         3,912         10.5%
                                                               -----------                  -----------
        INCOME BEFORE INCOME TAXES                                   1,269           5.8%         1,013          4.6%
      Provision for income taxes                                       381           5.6%           232          3.4%
                                                               -----------                  -----------
        NET INCOME                                             $       888           5.9%   $       781          5.1%
                                                               ===========                  ===========

        BASIC EARNINGS PER COMMON SHARE                        $      0.02           4.4%   $      0.01          2.2%
                                                               ===========                  ===========
        DILUTED EARNINGS PER COMMON SHARE                      $      0.02           4.5%   $      0.02          4.5%
                                                               ===========                  ===========
        PERIOD END # OF SHARES OUTSTANDING                             167           0.5%           428          1.3%
        WEIGHTED AVG # OF SHARES OUTSTANDING (INCL CSE'S)               89           0.3%           317          0.9%

                                                                     EXHIBIT III


                     SOUTHWEST BANCORPORATION OF TEXAS, INC.
                 CONSOLIDATED FINANCIAL INFORMATION (UNAUDITED)
                            QUARTERLY TREND ANALYSIS



                                                                  2Q-01         3Q-01         4Q-01         1Q-02         2Q-02
                                                               -----------   -----------   -----------   -----------   -----------
NONPERFORMING ASSETS
      Nonaccrual loans                                         $     5,895   $    12,073   $    11,020   $    15,153   $    11,725
      Accruing loans 90 or more days past due                        1,223         1,080         2,179           845         1,536
      ORE and OLRA                                                   1,351         1,149         1,037           963           818
                                                               -----------   -----------   -----------   -----------   -----------
        Total nonperforming assets                             $     8,469   $    14,302   $    14,236   $    16,961   $    14,079
                                                               ===========   ===========   ===========   ===========   ===========

CHANGES IN ALLOWANCE FOR LOAN LOSSES
      Allowance for loan losses - beginning of period          $    29,067   $    30,590   $    31,142   $    31,390   $    32,508
      Provision for loan losses                                      1,750         2,000         2,000         2,500         3,250
      Charge-offs                                                     (615)       (1,625)       (1,801)       (1,465)       (3,002)
      Recoveries                                                       388           177            49            83           269
      Adjustment for sale of subsidiary                                 --            --            --            --            --
                                                               -----------   -----------   -----------   -----------   -----------
      Allowance for loan losses - end of period                $    30,590   $    31,142   $    31,390   $    32,508   $    33,025
                                                               ===========   ===========   ===========   ===========   ===========
RATIOS
      Return on average assets                                        1.30%         1.34%         1.32%         1.26%         1.39%
      Return on average common shareholders' equity                  15.56%        15.96%        15.36%        14.78%        15.60%
      Leverage ratio                                                  8.44%         8.47%         8.43%         8.53%         9.03%
      Yield on interest-earning assets                                7.57%         7.01%         6.30%         6.04%         6.01%
      Cost of funds with demand accounts                              3.07%         2.57%         1.92%         1.59%         1.49%
      Net interest margin                                             4.45%         4.43%         4.37%         4.42%         4.53%
      Efficiency ratio                                               61.55%        60.28%        61.08%        61.76%        59.53%
      Demand deposits to total deposits                              25.71%        25.74%        27.11%        27.32%        28.25%
      Noninterest income to total income                             26.70%        26.81%        27.27%        27.61%        28.24%
      Noninterest expense to average interest-earning assets          3.74%         3.65%         3.67%         3.77%         3.76%
      Nonperforming assets to loans and other real estate             0.33%         0.54%         0.53%         0.62%         0.50%
      Net charge-offs to average loans                                0.04%         0.22%         0.26%         0.21%         0.40%
      Allowance for loan losses to total loans                        1.20%         1.18%         1.17%         1.18%         1.17%
      Allowance for loan losses to nonperforming loans              429.76%       236.77%       237.82%       203.20%       249.04%




                                                                  3Q-02         4Q-02         1Q-03         2Q-03
                                                               -----------   -----------   -----------   -----------
NONPERFORMING ASSETS
      Nonaccrual loans                                         $    14,596   $    13,113   $    20,503   $    14,609
      Accruing loans 90 or more days past due                        2,687         1,876         1,893         4,308
      ORE and OLRA                                                     829           760           684         3,398
                                                               -----------   -----------   -----------   -----------
        Total nonperforming assets                             $    18,112   $    15,749   $    23,080   $    22,315
                                                               ===========   ===========   ===========   ===========

CHANGES IN ALLOWANCE FOR LOAN LOSSES
      Allowance for loan losses - beginning of period          $    33,025   $    34,597   $    36,696   $    38,508
      Provision for loan losses                                      3,000         3,000         3,000         3,000
      Charge-offs                                                   (1,580)       (1,045)       (1,319)       (3,054)
      Recoveries                                                       152           232           131           269
      Adjustment for sale of subsidiary                                 --           (88)           --            --
                                                               -----------   -----------   -----------   -----------
      Allowance for loan losses - end of period                $    34,597   $    36,696   $    38,508   $    38,723
                                                               ===========   ===========   ===========   ===========
RATIOS
      Return on average assets                                        1.25%         1.30%         1.22%         1.25%
      Return on average common shareholders' equity                  13.59%        14.36%        13.48%        13.60%
      Leverage ratio                                                  8.97%         8.85%         8.91%         9.06%
      Yield on interest-earning assets                                5.83%         5.40%         5.22%         5.10%
      Cost of funds with demand accounts                              1.48%         1.28%         1.10%         1.01%
      Net interest margin                                             4.36%         4.12%         4.11%         4.09%
      Efficiency ratio                                               62.96%        60.27%        61.45%        62.24%
      Demand deposits to total deposits                              28.69%        30.04%        30.28%        30.33%
      Noninterest income to total income                             26.53%        30.52%        29.93%        29.86%
      Noninterest expense to average interest-earning assets          3.63%         3.57%         3.60%         3.57%
      Nonperforming assets to loans and other real estate             0.62%         0.50%         0.73%         0.68%
      Net charge-offs to average loans                                0.20%         0.11%         0.15%         0.35%
      Allowance for loan losses to total loans                        1.18%         1.18%         1.21%         1.18%
      Allowance for loan losses to nonperforming loans              200.18%       244.82%       171.94%       204.70%



                                                                VERSUS PRIOR QUARTER          VERSUS PRIOR YEAR
                                                               $ CHANGE      % CHANGE       $ CHANGE     % CHANGE
                                                              -----------   -----------    -----------  -----------
NONPERFORMING ASSETS
      Nonaccrual loans                                        $    (5,894)        -28.7%   $     2,884         24.6%
      Accruing loans 90 or more days past due                       2,415         127.6%         2,772        180.5%
      ORE and OLRA                                                  2,714         396.8%         2,580        315.4%
                                                              -----------                  -----------
        Total nonperforming assets                            $      (765)         -3.3%   $     8,236         58.5%
                                                              ===========                  ===========

CHANGES IN ALLOWANCE FOR LOAN LOSSES
      Allowance for loan losses - beginning of period         $     1,812           4.9%   $     6,000         18.5%
      Provision for loan losses                                        --           0.0%          (250)        -7.7%
      Charge-offs                                                  (1,735)        131.5%           (52)         1.7%
      Recoveries                                                      138         105.3%            --          0.0%
      Adjustment for sale of subsidiary                                --           0.0%            --          0.0%
                                                              -----------                  -----------
      Allowance for loan losses - end of period               $       215           0.6%   $     5,698         17.3%
                                                              ===========                  ===========
RATIOS
      Return on average assets                                       0.03%          2.5%         -0.14%       -10.1%
      Return on average common shareholders' equity                  0.12%          0.9%         -2.00%       -12.8%
      Leverage ratio                                                 0.15%          1.7%          0.03%         0.3%
      Yield on interest-earning assets                              -0.12%         -2.3%         -0.91%       -15.1%
      Cost of funds with demand accounts                            -0.09%         -8.2%         -0.48%       -32.2%
      Net interest margin                                           -0.02%         -0.5%         -0.44%        -9.7%
      Efficiency ratio                                               0.79%          1.3%          2.71%         4.6%
      Demand deposits to total deposits                              0.05%          0.1%          2.08%         7.4%
      Noninterest income to total income                            -0.07%         -0.2%          1.62%         5.7%
      Noninterest expense to average interest-earning assets        -0.03%         -0.8%         -0.19%        -5.1%
      Nonperforming assets to loans and other real estate           -0.05%         -6.8%          0.18%        36.0%
      Net charge-offs to average loans                               0.20%        133.3%         -0.05%       -12.5%
      Allowance for loan losses to total loans                      -0.03%         -2.5%          0.01%         0.9%
      Allowance for loan losses to nonperforming loans              32.76%         19.1%        -44.34%       -17.8%

                                                                     EXHIBIT III

                     SOUTHWEST BANCORPORATION OF TEXAS, INC.
                 CONSOLIDATED FINANCIAL INFORMATION (UNAUDITED)
                            QUARTERLY TREND ANALYSIS

                                                                  2Q-01         3Q-01         4Q-01         1Q-02         2Q-02
                                                               -----------   -----------   -----------   -----------   -----------
COMMON STOCK PERFORMANCE
      Market value of stock - Close                            $    30.210   $    29.750   $    31.210   $    33.340   $    36.220
      Market value of stock - High                             $    35.050   $    35.000   $    31.840   $    34.600   $    36.730
      Market value of stock - Low                              $    29.390   $    27.000   $    24.030   $    26.750   $    30.680
      Book value of stock                                      $     10.09   $     10.81   $     10.99   $     11.33   $     12.21
      Market/book value of stock                                       299%          275%          284%          294%          297%
      Price/earnings ratio                                              22            21            20            21            22

PERIOD END BALANCES
      Loans held for investment                                $ 2,545,655   $ 2,645,977   $ 2,672,458   $ 2,750,685   $ 2,813,133
      Loans held for sale                                           81,669        88,677        87,024        74,340        70,577
      Investment securities                                        807,528       942,073     1,068,315     1,064,615     1,162,966
      Securities purchased under resale agreements                  35,000            --        66,000            --        20,000
      Fed funds sold and other earning assets                       36,150        48,885         6,633        13,034        75,404
                                                               -----------   -----------   -----------   -----------   -----------
        TOTAL INTEREST-EARNING ASSETS                            3,506,002     3,725,612     3,900,430     3,902,674     4,142,080
                                                               -----------   -----------   -----------   -----------   -----------
      Allowance for loan losses                                    (30,590)      (31,142)      (31,390)      (32,508)      (33,025)
      Cash and due from banks                                      222,485       180,344       272,823       199,092       182,352
      Other assets                                                 239,524       235,097       259,293       238,227       257,120
                                                               -----------   -----------   -----------   -----------   -----------
        TOTAL ASSETS                                           $ 3,937,421   $ 4,109,911   $ 4,401,156   $ 4,307,485   $ 4,548,527
                                                               ===========   ===========   ===========   ===========   ===========
      Noninterest-bearing demand deposits                      $   875,128   $   865,499   $   987,752   $   904,074   $ 1,042,127
      Interest-bearing demand deposits                              33,246        29,682        38,373        32,927        29,806
      Savings deposits                                           1,432,168     1,485,690     1,490,033     1,439,494     1,526,331
      Time deposits                                                909,454       946,258       912,475       939,065       985,218
                                                               -----------   -----------   -----------   -----------   -----------
        Total deposits                                           3,249,996     3,327,129     3,428,633     3,315,560     3,583,482
      Repurchase agreements and other borrowed funds               332,968       400,500       587,979       592,737       531,468
      Other liabilities                                             21,312        25,006        21,402        23,988        21,609
      Minority interest                                              1,410         1,429         1,408         1,386         1,461
      Shareholders' equity                                         331,735       355,847       361,734       373,814       410,507
                                                               -----------   -----------   -----------   -----------   -----------
        Total liabilities and equity                           $ 3,937,421   $ 4,109,911   $ 4,401,156   $ 4,307,485   $ 4,548,527
                                                               ===========   ===========   ===========   ===========   ===========



                                                               3Q-02         4Q-02         1Q-03         2Q-03
                                                            -----------   -----------   -----------   -----------
COMMON STOCK PERFORMANCE
      Market value of stock - Close                         $    36.410   $    28.810   $    30.030   $    32.510
      Market value of stock - High                          $    39.200   $    37.340   $    33.050   $    35.950
      Market value of stock - Low                           $    30.450   $    24.490   $    27.590   $    29.650
      Book value of stock                                   $     12.84   $     13.16   $     13.60   $     14.09
      Market/book value of stock                                    283%          219%          221%          231%
      Price/earnings ratio                                           22            17            17            18

PERIOD END BALANCES
      Loans held for investment                             $ 2,928,547   $ 3,117,951   $ 3,181,059   $ 3,277,684
      Loans held for sale                                        81,874       101,389        87,398        91,757
      Investment securities                                   1,254,849     1,201,200     1,193,917     1,303,613
      Securities purchased under resale agreements               20,000        20,000        30,000        30,000
      Fed funds sold and other earning assets                   130,124        43,107        92,364       244,117
                                                            -----------   -----------   -----------   -----------
        TOTAL INTEREST-EARNING ASSETS                         4,415,394     4,483,647     4,584,738     4,947,171
                                                            -----------   -----------   -----------   -----------
      Allowance for loan losses                                 (34,597)      (36,696)      (38,508)      (38,723)
      Cash and due from banks                                   197,489       472,257       289,363       270,711
      Other assets                                              260,171       252,749       274,276       262,973
                                                            -----------   -----------   -----------   -----------
        TOTAL ASSETS                                        $ 4,838,457   $ 5,171,957   $ 5,109,869   $ 5,442,132
                                                            ===========   ===========   ===========   ===========
      Noninterest-bearing demand deposits                   $ 1,115,405   $ 1,290,323   $ 1,270,991   $ 1,343,749
      Interest-bearing demand deposits                           35,000        36,222        39,551        31,479
      Savings deposits                                        1,521,060     1,715,536     1,723,369     1,766,818
      Time deposits                                             903,874       869,968       978,350       997,407
                                                            -----------   -----------   -----------   -----------
        Total deposits                                        3,575,339     3,912,049     4,012,261     4,139,453
      Repurchase agreements and other borrowed funds            804,294       790,873       602,465       789,993
      Other liabilities                                          22,755        23,512        34,152        32,770
      Minority interest                                           1,503            --            --            --
      Shareholders' equity                                      434,566       445,523       460,991       479,916
                                                            -----------   -----------   -----------   -----------
        Total liabilities and equity                        $ 4,838,457   $ 5,171,957   $ 5,109,869   $ 5,442,132
                                                            ===========   ===========   ===========   ===========


                                                            VERSUS PRIOR QUARTER          VERSUS PRIOR YEAR
                                                           $ CHANGE      % CHANGE       $ CHANGE     % CHANGE
                                                          -----------   -----------    -----------  -----------
COMMON STOCK PERFORMANCE
      Market value of stock - Close                       $      2.48       8.3%       $     (3.71)    -10.2%
      Market value of stock - High                        $      2.90       8.8%       $     (0.78)     -2.1%
      Market value of stock - Low                         $      2.06       7.5%       $     (1.03)     -3.4%
      Book value of stock                                 $      0.49       3.6%       $      1.88      15.4%
      Market/book value of stock                                   10%      4.5%               -66%    -22.2%
      Price/earnings ratio                                          1       7.0%                (4)    -16.7%

PERIOD END BALANCES
      Loans held for investment                           $    96,625       3.0%       $   464,551      16.5%
      Loans held for sale                                       4,359       5.0%            21,180      30.0%
      Investment securities                                   109,696       9.2%           140,647      12.1%
      Securities purchased under resale agreements                 --       0.0%            10,000      50.0%
      Fed funds sold and other earning assets                 151,753     164.3%           168,713     223.7%
                                                          -----------                  -----------
        TOTAL INTEREST-EARNING ASSETS                         362,433       7.9%           805,091      19.4%
                                                          -----------                  -----------
      Allowance for loan losses                                  (215)      0.6%            (5,698)     17.3%
      Cash and due from banks                                 (18,652)     -6.4%            88,359      48.5%
      Other assets                                            (11,303)     -4.1%             5,853       2.3%
                                                          -----------                  -----------
        TOTAL ASSETS                                      $   332,263       6.5%       $   893,605      19.6%
                                                          ===========                  ===========
      Noninterest-bearing demand deposits                 $    72,758       5.7%       $   301,622      28.9%
      Interest-bearing demand deposits                         (8,072)    -20.4%             1,673       5.6%
      Savings deposits                                         43,449       2.5%           240,487      15.8%
      Time deposits                                            19,057       1.9%            12,189       1.2%
                                                          -----------                  -----------
        Total deposits                                        127,192       3.2%           555,971      15.5%
      Repurchase agreements and other borrowed funds          187,528      31.1%           258,525      48.6%
      Other liabilities                                        (1,382)     -4.0%            11,161      51.6%
      Minority interest                                            --       0.0%            (1,461)   -100.0%
      Shareholders' equity                                     18,925       4.1%            69,409      16.9%
                                                          -----------                  -----------
        Total liabilities and equity                      $   332,263       6.5%       $   893,605      19.6%
                                                          ===========                  ===========